June 2025 Common Stock Data as of 6/30/2025 NYSE Ticker: EARN Net Asset Value Per Share (est.):(1) $6.09 - $6.15 Total Market Capitalization: $216.0 mm Closing Price Per Share: $5.75 Premium / (Discount):(2) (6.0%) Dividend: $0.08/Share Monthly Current Dividend Rate:(3) 16.7% Common Shares Outstanding: 37.6 mm Portfolio Overview A: US CLO Equity B: US CLO Debt Total Portfolio : $353.9mm C: EU CLO Equity D: EU CLO Debt E, F, E: Other $0.4mm, $36.6mm, F: Cash & Cash Equivalents 0.1% D, 10.4% C, $30.9mm, $12.8mm, 8.7% 3.6% A, $155.3mm, 43.9% B, % of CLO $117.9mm, ($ in millions) Fair Value Portfolio 33.3% CLO Equity $168.1 53% CLO Debt 148.8 47% CLO Portfolio $316.9 100% CLO Portfolio Underlying Loan Data (4)(5) Number of Unique Underlying Loan Issuers: 2,205 Floating Rate Loan Spread: 3.34% Junior OC Cushion :(6) 4.58% Percentage of Loans that are Senior Secured: 94.7% Loan Credit Rating:(7) B+/B Loan Maturity: 4.2 years Loan Facility Size: $1.6 bn Currency: USD/EUR Exposure: 86%/14% Net Performance versus Selected Indices(8) Cumulative Since June 2025 EARN’s Inception EARN 3.74% 10.90% ICE BofA U.S. High Yield 1.86% 3.57% Index Morningstar LSTA U.S. 0.80% 2.31% Leveraged Loan Index S&P BDC Index 1.15% -0.40% CLO Portfolio Underlying Corporate Loans(5) Second Lien, Corporate Highly Diversified by Industry Floating Rate and Bonds, 4% A A: High Tech Industries First Lien, Fixed Rate Leveraged M - 11% B: Banking/Finance/Insurance/ Loans B Real Estate 1% 26% C: Healthcare & Pharma 10% D: Services: Business E: Hotel, Gaming & Leisure F: Construction & Building Asset Type 3% Industry(9) 10% C G: Chemicals, Plastics & Rubber L H: Telecommunications 3% I: Services: Consumer K 4% J: Beverage, Food & Tobacco 10% K: Capital Equipment J 4% D L: Media: Broadcasting & 4% First Lien, Floating 5% Subscription 95% I 5% 5% M: All Other Industries <3% Rate Leveraged H Loan G E F Asset Maturity Asset Facility Size 35% 32% 45% 42% 40% Wtd Avg Loan Wtd Avg Loan Facility 30% Maturity: 4.2 years 35% Size: $1.6 bn 25% 22% 30% 24% 25% 20% 17% 19% 20% 15% 12% 15% 10% 8% 7% 10% 7% 8% 5% 3% <1% 5% <1% 0% 0% 0-250 250-500 500-1000 1000-1500 1500+ 2025 2026 2027 2028 2029 2030 2031 2032 2033+ $ in millions Ellington Management Group Profile (10) $14.9 bn 9 30 20% Assets Under Management Employee-partners own the firm Years of average industry experience of senior Employees dedicated to research and portfolio managers engineering Past performance is not indicative of, or a guarantee of, future performance. Please review the Important Information. All data as of June 30, 2025 unless otherwise indicated.

Notes

1.	Estimated net asset value per common share is subject to change upon completion of the Fund’s month-end and quarter-end valuation procedures relating to its investment positions, and any such change could be material. There can be no assurance that the Fund’s estimated net asset value per common share as of June 30, 2025 is indicative of what the Fund's results are likely to be for the six-month period ending September 30, 2025 or in future periods, and the Fund undertakes no obligation to update or revise its estimated net asset value per common share prior to issuance of financial statements for such periods.

2.	Premium/(Discount) is calculated based on the midpoint of the Fund’s estimated net asset value per share as of June 30, 2025.

3.	Dividend payments are not guaranteed and may be modified at the board's discretion. They are also sourced from income, capital gains, and return of capital. Return of capital to investors will result in the Fund having less money to invest, which could lower its overall return.

4.	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, tranches (both equity and mezzanine) held by the Fund as of June 30, 2025 and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments. The data is estimated and unaudited (and therefore subject to change) and is derived from CLO trustee reports received by the Fund relating to June 30, 2025 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Weighted averages shown unless otherwise indicated.

5.	Includes corporate bonds.

6.	Wtd Avg Junior OC Cushion is calculated solely with respect to positions in CLO equity tranches.

7.	In calculating weighted average, loan credit ratings used are those assigned by Standard & Poor’s (“S&P”) or, for loans without an S&P rating, the S&P-equivalent rating of another rating agency that does/did rate the loan.

8.	Past performance is not indicative of, or a guarantee of, future performance. Total return is based on EARN’s closing stock price during the applicable period and assumes that any dividends or distributions are reinvested. For the purposes of these figures, EARN's "inception date" is April 1, 2025, which is the date that EARN completed its conversion to a CLO-focused closed-end fund registered under the 1940 Act. Future results may vary and may be higher or lower than the data shown. A new fund's performance may not represent how the fund is expected to or may perform in the long-term. The indices used herein are presented for illustrative purposes only. Indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Investments cannot be made directly into an index.

9.	Industry classifications are based on Moody’s industry categorization of each obligor as reported in CLO trustee reports, to the extent such information is available. In cases where CLO trustee reports do not provide an industry classification for an underlying obligor, it is treated as unavailable in the industry information shown. As a result, the Fund’s actual exposure to certain industries may be higher than what is presented if industry categories were available for all obligors.

10.	As of March 31, 2025. The Fund is externally managed and advised by an affiliate of Ellington Management Group, L.L.C.

Important Information

Investors should consider Ellington Credit Company’s (the “Fund”) investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. The Fund’s registration statement contains this and other important information about the fund. Investors should read the Fund’s registration statement and Securities and Exchange Commission (“SEC”) filings (which are publicly available on the EDGAR database on the SEC website at www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Investors should also consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. The investment program of the Fund is speculative and entails substantial risk, including the possible loss of principal. There can be no assurance that Fund’s investment objectives will be achieved or that monthly distributions paid by the Fund will be maintained at the targeted level or that distributions will be made at all. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment.

An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. The Fund cannot predict whether its shares will trade at, below or above its net asset value.

The Fund may invest primarily in below investment grade instruments, which are commonly referred to as “high yield” securities or “junk” bonds. Investments in below investment grade securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and such issuers are not perceived as strong financially as those with higher credit ratings. The Fund may invest a significant portion of its assets in CLO equity and mezzanine debt securities, which often involve risks that are different from or more acute than risks associated with other types of credit instruments. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of dates noted herein. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

The information in this communication is not complete and may be changed. The Fund may not sell any securities until it has filed a registration statement with the SEC that seeks to register securities and has been made effective by the SEC.

The information and its contents are the property of the Fund, is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice. Further, this information does not constitute a solicitation of an offer to buy or sell shares of the Fund, and is not for use to avoid penalties that may be imposed under U.S. federal tax laws. You should contact your own advisor regarding your specific legal, investment and tax decisions. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law.

About Ellington Credit Company

Ellington Credit Company (the "Fund") is a non-diversified closed-end fund that seeks to provide attractive current yields and risk-adjusted total returns by investing primarily in collateralized loan obligations ("CLOs"), with a focus on mezzanine debt and equity tranches. The Fund is externally managed and advised by an affiliate of Ellington Management Group, L.L.C., a leading fixed-income investment manager founded in 1994. The Fund benefits from Ellington’s extensive experience and deep expertise in portfolio management, credit analysis, and risk management.

For additional information, visit http://www.ellingtoncredit.com.

Past performance is not indicative of, or a guarantee of, future performance. Please review the Important Information.

All data as of June 30, 2025 unless otherwise indicated.